UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2008

    Merrill Lynch & Co., Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-7182	13-2740599
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 World Financial Center, New York, New York     10080

(Address of principal executive offices)               (Zip Code)

Registrant’s telephone number, including area code: (212) 449-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

The attached Exhibits 99.1 and 99.2 contain certain financial information posted on Merrill Lynch & Co., Inc.’s investor relations website on April 17, 2008 in regard to the release of its first quarter 2008 earnings results that is being used in connection with a public offering of securities.

Item 9.01.	Financial Statements and Exhibits.

(d) EXHIBITS

99.1	Impact of Net Write-Downs and Credit Valuation Adjustments.

99.2	Table VI – U.S. Banks Investment Securities Portfolio.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

MERRILL LYNCH & CO., INC. (Registrant)

By:	/s/ Christopher B. Hayward
Name:	Christopher B. Hayward
Title:	Finance Director and Principal Accounting Officer

Date: April 21, 2008

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

MERRILL LYNCH & CO., INC.

EXHIBITS TO CURRENT REPORT ON

FORM 8-K DATED APRIL 21, 2008

Commission File Number 1-7182

Exhibit Index

Exhibit No.	Description

99.1	Impact of Net Write-Downs and Credit Valuation Adjustments.

99.2	Table VI – U.S. Banks Investment Securities Portfolio.